UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Gold Flora Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS AND PROXY STATEMENT

Meeting Date
November 26, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON NOVEMBER 26, 2024: The Notice of Special Meeting, this Proxy Statement and the proxy card, are available at www.proxyvote.com.

________________________
In this Proxy Statement, the words “Gold Flora Corporation,” the “Company,” “we,” “our,” “us” and similar terms refer to Gold Flora Corporation unless the context indicates otherwise.

3165 Red Hill Avenue
Costa Mesa, CA 92626

November 4, 2024

To Our Stockholders:

You are cordially invited to attend the special meeting of stockholders of Gold Flora Corporation (the “Company”) to be held at 10:00 a.m Pacific Time on November 26, 2024 and any adjournments or postponements thereof (the “Special Meeting”). We have decided to hold the Special Meeting virtually, via live audio webcast on the internet. We believe hosting a virtual Special Meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our Special Meeting. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/GRAM2024SM. You will not be able to attend the Special Meeting in person.

Details regarding the Special Meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Special Meeting, we will ask stockholders to vote on the following proposals:

•To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors;
•To approve, as required by subsection 10.10(1)(a) of the Cboe Canada Inc. Listing Manual, the potential issuance of shares (calculated on a fully diluted basis) in excess of 25% of the total number of shares of our common stock outstanding (calculated on a non-diluted basis) pursuant to the conversion of certain promissory notes issued pursuant to a loan agreement, dated August 27, 2024, by and between the Company and J.J. Astor & Co.; and
•To consider and vote upon an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

The Board recommends the approval of each of these proposals. Holders of our common stock as of October 29, 2024, the record date for the Special Meeting, will be entitled to vote on each proposal, as further described in the accompanying proxy statement.

We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement and proxy card. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Gold Flora Corporation.

Sincerely,

/s/ Laurie Holcomb
Chief Executive Officer

3165 Red Hill Avenue
Costa Mesa, CA 92626
(669) 279-5390

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that a special meeting of Stockholders (the “Special Meeting”) of Gold Flora Corporation (“Company”) to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/GRAM2024SM on Tuesday, November 26, 2024 at 10:00 a.m., Pacific Time, and any adjournments or postponements thereof, for the following purposes:

1.The approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the shares of the Company’s common stock at a ratio of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors;
2.The approval, as required by subsection 10.10(1)(a) of the Cboe Canada Inc. Listing Manual, the potential issuance of shares (calculated on a fully diluted basis) in excess of 25% of the total number of shares of our common stock outstanding (calculated on a non-diluted basis) pursuant to the conversion of certain promissory notes issued pursuant to a loan agreement, dated August 27, 2024, by and between the Company and J.J. Astor & Co.; and
3.The approval of an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

A list of registered stockholders of record as of the Record Date (defined below) will be available at the Special Meeting and during the 10 days prior to the Special Meeting, at our principal executive offices located at 3165 Red Hill Avenue Costa Mesa, CA 92626.

The Company's board of directors have fixed the close of business on October 29, 2024 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof (the “Record Date”). On November 4, 2024, we intend to begin sending to our stockholders the proxy card, proxy statement and proxy materials. All stockholders of the Company are cordially invited to attend the Special Meeting virtually. Whether you plan to attend the Special Meeting or not, we urge you to vote by following the instructions in the attached proxy card and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting virtually. You may vote on the Internet, by telephone, or by completing and mailing a proxy card or voting instruction form. Submitting your proxy over the Internet, by telephone, or by mail will ensure your shares are represented at the Special Meeting. You may change or revoke your proxy at any time before it is voted at the Special Meeting. Please read the enclosed information carefully before voting.

Your vote is important. Even if you plan to attend the Special Meeting, we urge you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the "Questions and Answers About Proxy Materials, Voting and Attending the Special Meeting" section of this proxy statement and your enclosed proxy or voting instruction card.

By Order of the Board of Directors,

/s/ Judith Schvimmer
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 26, 2024

The Notice of Special Meeting, the proxy statement, and our form of proxy card are available for viewing at www.proxyvote.com.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, on SEDAR+ at www.sedarplus.com, or in the “Investors” section of our website at ir.goldflora.com. You may also obtain a printed copy of our annual report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: 3165 Red Hill Avenue Costa Mesa, CA 92626, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee. The Annual Report, however, is not part of the proxy solicitation material.

PROXY STATEMENT FOR GOLD FLORA CORPORATION
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON November 26, 2024

This proxy statement (“Proxy Statement”), along with the accompanying notice of special meeting of stockholders, contains information about the special meeting of stockholders of Gold Flora Corporation (the “Special Meeting”), including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting at 10:00 a.m., Pacific Time, on November 26, 2024, virtually at www.virtualshareholdermeeting.com/GRAM2024SM.

On July 7, 2023, the Company consummated a business combination transaction involving TPCO Holding Corp. (“TPCO”), Gold Flora, LLC, Stately Capital Corporation ("Stately"), a newly formed British Columbia corporation ("Newco") and Golden Grizzly Bear LLC ("US Merger Sub") resulting in the combination of TPCO and Gold Flora, LLC, in an all-stock transaction (the “Business Combination”). As part of the Business Combination: (i) TPCO, Stately and Newco amalgamated to form a new corporation (the “Resulting Issuer”) and all the shares in the capital of TPCO, Newco and Stately outstanding immediately prior to the amalgamation were cancelled in exchange for common shares in the capital of the Resulting Issuer pursuant to a court-approved plan of arrangement under the Business Corporations Act (British Columbia); and (ii) the Resulting Issuer acquired all the issued and outstanding membership units of Gold Flora, LLC by way of a merger involving US Merger Sub and Gold Flora, LLC.

In this Proxy Statement, the terms “Gold Flora,” “the Company,” “we” and “us” refer to Gold Flora Corporation, the Delaware Resulting Issuer resulting from the Business Combination following its continuation out of British Columbia and re-domiciliation to the State of Delaware pursuant to Section 388 of the Delaware General Corporation Law under the name “Gold Flora Corporation” and (ii) “TPCO” or “The Parent Company” refer to TPCO Holding Corp. and its subsidiaries prior to completion of the Business Combination. For further information with respect to the Business Combination, please refer to our annual report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”).

As a result of the Business Combination, Gold Flora Corporation became the successor issuer to TPCO Holding Corp.

We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year following the fifth anniversary of the date of the first sale of our common equity securities pursuant to an effective registration statement under the Securities Act of 1933, as amended, (2) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, (3) the last day of the fiscal year in which we are deemed to be a “large accelerated filer,” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (4) the date on which we have, during the previous three year period, issued more than $1.0 billion in nonconvertible debt.

This Proxy Statement relates to the solicitation of proxies by our board of directors (the “Board”) for use at the Special Meeting.

On or about November 4, 2024, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our Special Meeting of stockholders.

PROXY STATEMENT SUMMARY

Set forth below are highlights of important information you will find in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

SPECIAL MEETING OF STOCKHOLDERS

Time and Date	Record Date	Place	Number of Shares of Common Stock Eligible to Vote as of the Record Date
10:00 a.m. (Pacific Time) on November 26, 2024	October 29, 2024	Virtual Audio Webcast	__

VOTING MATTERS

Board Recommendation
Proposal No. 1:
The approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of the shares of our common stock at a ratio of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board subject to receipt of all necessary approvals (the “Reverse Stock Split”).
FOR
Proposal No. 2:
The approval, as required by subsection 10.10(1)(a) of the Cboe Canada Inc. Listing Manual, the potential issuance of shares (calculated on a fully diluted basis) in excess of 25% of the total number of shares of our common stock outstanding (calculated on a non-diluted basis) pursuant to the conversion of certain promissory notes issued pursuant to a loan agreement, dated August 27, 2024, by and between the Company and J.J. Astor & Co. (the “Loan Agreement”).
FOR
Proposal No. 3:	The approval of an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.	FOR

QUESTIONS AND ANSWERS ABOUT
PROXY MATERIALS, VOTING AND ATTENDING THE SPECIAL MEETING

Proxy Materials

What is the purpose of the proxy materials?
Our Board is soliciting your proxy to vote at the Special Meeting, to be held at virtually, on November 26, 2024, at 10:00 a.m., Pacific Time, and any adjournments or postponements of the meeting, which we refer to as the Special Meeting. You received this proxy statement and the accompanying proxy materials because you owned shares of our common stock, par value $0.01 per share (“Common Stock”) at the close of business on October 29, 2024 (the “Record Date”), and that entitles you to vote at the Special Meeting. The proxy materials describe the matters on which our Board would like you to vote and contain information that we are required to provide to you under the rules of the SEC when we solicit your proxy. As many of our stockholders may be unable to attend the Special Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Special Meeting. References in this Proxy Statement to the Special Meeting include any adjournments or postponements of the Special Meeting.

What is included in the proxy materials?
The proxy materials include:
1)     the Notice of our Special Meeting of Stockholders and Proxy Statement; and
2)     a proxy or voting instruction card that accompanies these materials.
What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process, beneficial owners of our Common Stock and other required information.
Why Are We Holding a Virtual Special Meeting?
The Special Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our Board or management, as time permits.
How do I access the Virtual Special Meeting?
The live audio webcast of the Special Meeting will begin promptly at 10:00 a.m. Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Special Meeting to allow time for you to log-in and test your device’s audio system. The virtual Special Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Special Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Special Meeting.
Log-in Instructions. To be admitted to the virtual Special Meeting, you will need to log in at www.virtualshareholdermeeting.com/GRAM2024SM using the control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the Special Meeting.
All of our stockholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. It could become necessary to change the date, time, and/or means of holding the Special Meeting (including by means of an in person meeting). If such a change is made, we will announce the change in advance, and details on how to participate will be issued by press release, posted on our website, and filed as additional proxy materials.
Will I be able to ask questions and have these questions answered during the Virtual Special Meeting?
Stockholders may submit questions for the Special Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/GRAM2024SM, typing your question into the ‘‘Ask a Question” field, and clicking ‘‘Submit.” Please submit any questions before the start time of the meeting. Appropriate questions related to the business of the Special Meeting (the proposals being voted on) will be answered during the Special Meeting, subject to time constraints.

What Happens if There Are Technical Difficulties during the Special Meeting?
Beginning 15 minutes prior to, and during, the Special Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual special Meeting, voting at the Special Meeting or submitting questions at the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the number on the log in screen at www.virtualshareholdermeeting.com/GRAM2024SM.
Voting Information
What items of business will be voted on at the Special Meeting?
The items of business scheduled to be voted on at the Special Meeting are:

Proposal No. 1: the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of the shares of our Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board;

Proposal No. 2: the approval, as required by subsection 10.10(1)(a) of the Cboe Canada Listing Manual, of the potential issuance of shares (calculated on a fully diluted basis) in excess of 25% the total number of shares of our common stock outstanding (calculated on a non-diluted basis) pursuant to the conversion of certain promissory notes issued pursuant to the Loan Agreement; and

Proposal No. 3: the approval of an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.

See the Proposals section of this Proxy Statement for information on these proposals. Only those matters described in this Proxy Statement will be presented for action at the Special Meeting.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares as follows:

Board Recommendation
Proposal No. 1: the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of the shares of our Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-50, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board subject to receipt of all necessary approvals.
FOR
Proposal No. 2: the approval, as required by subsection 10.10(1)(a) of the Cboe Canada Listing Manual, of the potential issuance of shares (calculated on a fully diluted basis) in excess of 25% the total number of shares of our common stock outstanding (calculated on a non-diluted basis) pursuant to the conversion of certain promissory notes issued pursuant to the Loan Agreement.
FOR
Proposal No. 3: the approval of an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.
FOR

How many votes do I have?
There were _______________ shares of Common Stock issued and outstanding as of the close of business on the Record Date. Each share of our Common Stock that you owned as of the Record Date entitles you to one vote on each matter presented at the Special Meeting.

What is the difference between holding shares as a "stockholder of record" as compared to as a "beneficial owner"?
Most of our stockholders hold their shares as a beneficial owner through a broker, bank, trust or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are considered, with respect to those shares, the stockholder of record, and proxy materials are being sent directly to you by the Company.
•Beneficial Owner: If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and proxy materials are being forwarded to you by your bank or broker, which is considered the stockholder of record of these shares. As the beneficial owner, you have the right to direct your bank or broker how to vote and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you bring with you a legal proxy from the stockholder of record. Your bank or broker has provided a voting instruction card to provide you directions for how to vote your shares.
If you do not wish to vote in person or you will not be attending the Special Meeting, you may vote by proxy over the Internet, by telephone or by mail (if you properly request a paper copy of these proxy materials) by following the instructions in the proxy card or on the voting instruction card provided to you by your broker, bank, trustee, or other nominee. See “How can I vote my shares?” below.
How can I vote my shares?
Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting.
If your shares are registered directly in your name through our stock transfer agent, Odyssey Trust Company, or you have stock certificates registered in your name, you may vote:
•By Internet or by telephone. Follow the instructions included in the proxy card to vote over the Internet or by telephone.
•By mail. You can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted below.
•By attending the virtual meeting. You can visit www.virtualshareholdermeeting.com/GRAM2024SM, where you may vote and submit questions during the meeting. Please have your control number located on your proxy card.
Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 25, 2024.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Special Meeting in order to vote.
What if I have questions for the Company’s transfer agent?
If you are a stockholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:
Odyssey Trust Company
2155 Woodlane Drive Suite 100
Woodbury, MN 55125
www.odysseytrust.com
Phone: 1-651-583-6391

Can I change my vote or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:
•by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by re-voting by Internet or by telephone as instructed above;
•by notifying our Corporate Secretary in writing before the Special Meeting that you have revoked your proxy; or
•by attending the Special Meeting and voting at the meeting. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.
Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I receive more than one proxy card?
You may receive more than one proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How can I vote my shares?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How can I vote my shares?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares without receiving instructions from you unless the vote is for a matter on which brokers have discretionary voting authority. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
How many shares must be present or represented to conduct business at the Special Meeting?
A "quorum" is necessary to conduct business at the Special Meeting. The presence, in person or by proxy, of the holders of one-third (1/3) of the voting power of the stock outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.
What are the voting requirements to approve the proposals discussed in this Proxy Statement?
•Proposal No. 1: Approval of an amendment to our certificate of incorporation to effect a reverse stock split. The approval of this Proposal No. 1 requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter. The failure of a holder of record to vote will have the effect of a vote against this proposal. Accordingly, it is critical that all holders vote on Proposal No. 1.
•Proposal No. 2: Approval, as required by subsection 10.10(1)(a) of the Cboe Canada Listing Manual, of the potential issuance of shares (calculated on a fully diluted basis) in excess of 25% of the total number of shares of our common stock outstanding (calculated on a non-diluted basis) pursuant to the conversion of certain promissory notes issued pursuant to the Loan Agreement. The approval of this Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Brokerage firms do not have the authority to vote customers’ unvoted shares held by firms in street name on this proposal. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal.
•Proposal No. 3: Approval of an adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting. The approval of this Proposal No. 3 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Brokerage firms do not have the authority to vote customers’ unvoted shares held by firms in street name on this proposal. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal.
Who will bear the cost of soliciting votes for the Special Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing and distributing the proxy materials, as well as for soliciting votes. Our directors, officers and employees may solicit proxies or votes in person, by telephone or by electronic communication. We will not pay our directors, officers or employees any additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the applicable proxy materials to their principals and to obtain authority to execute proxies and will reimburse them for certain costs in connection with such activities.
Who will count the votes?
Votes will be counted by the inspector of election appointed for the Special Meeting.
Where can I find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting and publish the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the Special Meeting and in a press release that we will disseminate and file in Canada on SEDAR promptly following the Special Meeting. If final results are unavailable at the time we file the Current Report on Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. Both the Form 8-K and press release will also be available on the “SEC Filings” tab in the “Financials” section of our website at www.goldflora.com.
How can I attend the Special Meeting?
Our Special Meeting will be held in a virtual meeting format only. To attend the virtual Special Meeting, go to www.virtualshareholdermeeting.com/GRAM2024SM shortly before the meeting time, and follow the instructions for downloading the Webcast. You need not attend the Special Meeting in order to vote.

PROPOSALS

Proposal 1: Approval of an Amendment to our Certificate of Incorporation to Effect a Reverse Stock Split

General
Our Board has unanimously approved, and recommended that our stockholders approve, an amendment (the “Certificate of Amendment”) to our Certificate of Incorporation (“Charter”), to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-50 (the “Reverse Stock Split”), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board, in its sole discretion and will be subject to receipt of necessary approvals including acceptance of Cboe Canada. If the stockholders approve the Reverse Stock Split, and the Board decides to implement it, subject to acceptance by Cboe Canada, the Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on a date to be determined by the Board that will be specified in the Certificate of Amendment. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
The Reverse Stock Split, if implemented, will be realized simultaneously for all outstanding Common Stock. The Reverse Stock Split will affect all holders of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock.
Cboe Canada Approval

Assuming stockholder approval is received, and assuming that the Board determines to proceed with the Reverse Stock Split, the Reverse Stock Split will be subject to acceptance by Cboe Canada, and confirmation that, on a post-Reverse Stock Split basis, the Company would meet all of Cboe Canada’s applicable continuous listing requirements. If Cboe Canada does not accept the Reverse Stock Split, the Company will not proceed with the Reverse Stock Split.
Reasons for the Reverse Stock Split
Pursuant to the Loan Agreement, we agreed to hold a special meeting of stockholders for the purpose of obtaining stockholder approval of either an increase in authorized shares of Common Stock or a reverse stock split that would be sufficient to allow us to maintain a reserve from our duly authorized shares of Common Stock for future issuance pursuant to the notes issued under the Loan Agreement.
In addition, we believe that the low per share market price of our Common Stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.
Further, we believe that a higher stock price could help us establish business development relationships with other companies. Theoretically, decreasing the number of shares of Common Stock outstanding should not, by itself, affect our reputation in our business community. In practice, however, we believe that potential business development partners may be less confident in the prospects of a company with a low stock price, and are less likely to enter into business relationships with a company with a low stock price. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this may increase our ability to attract business development partners.
We also believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and service providers.
We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.
The Board believes that stockholder adoption of a range of Reverse Stock Split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board (or any authorized committee of the Board) may consider, among other things, factors such as:
•the historical trading price and trading volume of our Common Stock;
•the number of shares of our Common Stock outstanding;
•the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;
•the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
•prevailing general market and economic conditions.
The Board (or any authorized committee of the Board) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in
Reverse Stock Split Amendment to the Charter
If the Reverse Stock Split is approved by the stockholders and the Board elects to implement it, subject to acceptance by Cboe Canada, the following paragraph shall be added after Section 4.01 of ARTICLE IV of the Charter:
“Upon the effectiveness of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each _______ shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Charter if the Reverse Stock Split is approved by the stockholders and the Board elects to implement it.
Principal Effects of the Reverse Stock Split
If the stockholders approve the proposal to authorize the Board to implement the Reverse Stock Split and the Board implements the Reverse Stock Split, we will amend the existing provision of Article IV of our Charter in the manner set forth above.
By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including two (2) and 50 (fifty), with the exact number to be determined by the Board, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.
As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the exchange ratio will be the same for all issued and outstanding shares of stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares,” below. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of applicable securities rules and regulations of Canadian securities regulators and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Following the Reverse Stock Split, our Common Stock will receive a new CUSIP number but will otherwise continue to be listed on Cboe Canada, under the symbol “GRAM,” and also trade-over-the counter in the United States quoted on the OTC Pink Market of the electronic over-the-counter marketplace operated by OTC Markets Group Inc. under the trading symbol “GRAM”.

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the Certificate of Amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including two and fifty, depending on the exchange ratio selected by the Board.
The fair market value of each share of Common Stock may increase and will, in part, form the basis upon which further Common Stock or other securities of the Company will be issued (recognizing that the Board may elect to consolidate on the basis of a lesser ratio that it deems appropriate). The exercise prices and amount of Common Stock issuable upon the exercise or deemed exercise of any stock options or other convertible or exchangeable securities of the Company will be automatically adjusted based on the consolidation ratio selected by the Board.

The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, whether pursuant to the Loan Agreement or otherwise, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of Common Stock or other securities convertible into Common Stock and/or by using capital that may need to be raised by selling such securities. Other than the Loan Agreement, we do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of 12:01 a.m., Eastern Time on the date specified in the Certificate of Amendment as filed with the office of the Secretary of State of the State of Delaware (the “Effective Time”). The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
Except as described below under the section titled “Fractional Shares,” at the effective time, each whole number of issued and outstanding pre-reverse split shares that the Board has determined will be combined into one post-reverse split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, and each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the Effective Time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-split shares, to a cash payment in lieu thereof. The cash payment will be based on the closing price of the Common Stock, as reported by Cboe Canada and converted into US dollars based on the exchange ratio at that time, on the last trading day prior to the effective date of the Reverse Stock Split.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
Risks Associated with the Reverse Stock Split
We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, and the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:

•Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.
•The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of our Common Stock. Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.
•The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.
Book-Entry Shares
If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our Common Stock owned in book-entry form.
Certificated Shares
As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Principal Effects of Reverse Stock Split on Outstanding Options, Warrants, and Option Plan
As of the Record Date, there were outstanding stock options to purchase an aggregate of _ shares of our Common Stock with a weighted average exercise price of $_ per share, and warrants to purchase an aggregate of _ shares of common stock with a weighted average exercise price of $_ per share. When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including one-half and one-_ the number currently covered, and the exercise or conversion price per share will be increased by between and including two and _ times the current exercise or conversion price, resulting in the same aggregate price being required to be paid therefor upon exercise or conversion thereof as was required immediately preceding the Reverse Stock Split.
In addition, the number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under our equity incentive plan will be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be subject to such plans. Further, we will proportionately adjust the per share exercise price under such plans to reflect the Reverse Stock Split.

Accounting Matters
The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.
Effect on Par Value
The proposed amendment to our Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.01 per share.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Dissenters’ Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
Material United States Federal Income Tax Consequences of the Reverse Stock Split
The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock but does not purport to be a complete analysis of all potential tax effects. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.
This discussion is limited to holders of our Common Stock that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
•an individual who is a citizen or resident of the United States;
•a corporation (or other entity taxable as a corporation for U.S. Federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust if either a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of such trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.
Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

Exchange Pursuant to Reverse Stock Split
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
Cash in Lieu of Fractional Shares
A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the U.S. Holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.
Information Reporting and Backup Withholding
A U.S. Holder of our Common Stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. Holder of our Common Stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the Certificate of Amendment and to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the Special Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.
Vote Required and Recommendation of our Board
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the Certificate of Amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split of our Common Stock.
OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CERTIFICATE OF AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF PROPOSAL NO. 1 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

Proposal 2: Approval of the Potential Issuance of shares in excess of 25% of our Common Stock Upon Conversion of Promissory Notes

General
We are asking stockholders to approve, as required by subsection 10.10(1)(a) of the Cboe Canada Listing Manual, the potential issuance of shares of Common Stock (calculated on a fully diluted basis) in excess of 25% of the total number of shares of our Common Stock outstanding (calculated on a non-diluted basis) pursuant to the conversion of certain Notes (as defined below) issued pursuant to the Loan Agreement. The promissory notes will only become convertible if an event of default occurs thereunder and after any applicable cure period.
On August 28, 2024, we entered into the Loan Agreement dated August 27, 2024 pursuant to which, among other things, we agreed to issue and sell to J.J. Astor & Co. (the “Lender”), in exchange for the payment by the Lender of $6,864,000, a senior secured promissory note in an aggregate principal amount of $9,295,000 (the “Initial Note”). The Loan Agreement also provides for the future issuance of up to three additional notes (the “Additional Notes” and together with the Initial Note, the “Notes”) subject to certain conditions and on substantially the same terms as the initial closing. Each subsequent closing would result in the issuance of an Additional Note with an original principal amount of $2.78 million and a funded amount of $1.92 million. A summary of Loan Agreement and Notes is provided below. Further details, including copies of the Loan Agreement and Initial Note, are provided in the Company’s Form 8-K dated August 28, 2024, a copy of which has been filed and is available on EDGAR and SEDAR+.
Description of Notes
The Initial Note is secured by a pledge of our equity interests in certain of our subsidiaries pursuant to a pledge agreement between us and the Lender (the “Pledge Agreement”), which will constitute a lien and security interest if the Lender accelerates the amount due under the Initial Note or any Additional Note during an event of default. We are required to make weekly payments of $125,000 following the issuance of the Initial Note and continuing for eight weeks, after which the Company will be required to make weekly payments of $184,333.33 for 45 weeks through the maturity date of September 11, 2025 (the “Maturity Date”), at which time all remaining outstanding principal and accrued but unpaid interest will be due. The Initial Note may be prepaid, and the principal amount will be reduced to approximately $8.55 million if prepaid between 30 and 60 days after issuance, and to approximately $8.84 million if prepaid between 60 and 90 days after issuance.
The Initial Note imposes certain customary affirmative and negative covenants upon us, as well as covenants that (i) restrict us and our subsidiaries from incurring any additional indebtedness or suffering any liens, subject to specified exceptions, (ii) restrict the issuance or repurchase of shares of our common stock, subject to specified exceptions, and (iii) restrict the declaration of any dividends or other distributions, subject to specified exceptions.
If an event of default occurs, the principal amount will be multiplied by 110% and interest will begin accruing at a default rate of 10% per annum from the date of a default. Upon an event of default and following any applicable cure periods, the Lender may elect to accelerate the Initial Note and thereafter convert all or a portion of the outstanding Notes into shares of Common Stock. The conversion price for any such conversion will be equal to 90% of the average of the four lowest volume weighted average closing prices of our common stock on the Cboe Canada exchange during the 20 trading days prior to the conversion, subject to adjustment in the event of any issuance of securities at a lower purchase, exercise or conversion price, and subject to applicable limitations of the Cboe Canada exchange (the “Conversion Price”).
Purpose of Proposal No. 2
Our Common Stock is listed on Cboe Canada under the ticker symbol "GRAM". Subsection 10.10(1)(a) of the Cboe Canada Listing Manual requires stockholder approval of transactions involving the issuance of securities where the number of securities issuable (calculated on a fully diluted basis) is greater than 25% of the total number of securities or votes outstanding (calculated on a non-diluted basis) if the price of the offering is less than the closing price of the security on the day preceding the date on which the issuer announced the offering, but not less than the maximum discount to market price permitted (the “Cboe Offering Limit”).
In order to comply with the Cboe Offering Limit, the Loan Agreement contained certain restrictions providing that the maximum number of shares of Common Stock of the Company that may be issued pursuant to any such permitted conversion of the Notes (calculated on a fully-diluted basis) shall not be greater than 24.9% of the number of shares of Common Stock of the Company then issued and outstanding (calculated on a non-diluted basis) unless approval of the shareholders of the Company is obtained (the “Maximum Conversion Limit”).

As a result, in order for the fully convertible principle amount of the Notes to be converted in compliance with the Cboe Offering Limit and related Maximum Conversion Limit, stockholder approval must be obtained. Pursuant to the Loan Agreement, we agreed to hold a special meeting of stockholders for the purpose of obtaining such approval.

Potential Consequences if Proposal No. 2 is Not Approved
The Board is not seeking the approval of our stockholders to authorize our entry into the Loan Agreement or the Notes, as each has already been entered into in compliance with the policies of Cboe Canada, including the Cboe Offering Limit, as result of inclusion of the Maximum Conversion Limit in the Loan Agreement. The failure of our stockholders to approve this Proposal No. 2 will mean that the Maximum Conversion Limit will continue to apply and we may not be able to permit full conversion of the Notes if an event of default occurs thereunder and after any applicable cure period.
Potential Adverse Effects of Proposal No. 2
If this Proposal No. 2 is approved, the Maximum Conversion Limit will no longer apply and existing stockholders will suffer dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon conversion of the Notes if an event of default occurs thereunder and after any applicable cure period. The sale into the public market of these shares also could materially and adversely affect the market price of our Common Stock.
Interests of Certain Persons
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.
Vote Required
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval, as required by subsection 10.10(1)(a) of the Cboe Canada Listing Manual, of the potential issuance of shares (calculated on a fully diluted basis) in excess of 25% of the total number of shares of our Common Stock outstanding (calculated on a non-diluted basis) pursuant to the conversion of the Notes issued pursuant to the Loan Agreement.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, AS REQUIRED BY SUBSECTION 10.10(1)(A) OF THE CBOE CANADA LISTING MANUAL, OF THE POTENTIAL ISSUANCE OF SHARES (CALCULATED ON A FULLY DILUTED BASIS) IN EXCESS OF 25% OF THE TOTAL NUMBER OF SHARES OF OUR COMMON STOCK OUTSTANDING (CALCULATED ON A NON-DILUTED BASIS) PURSUANT TO THE CONVERSION OF THE NOTES ISSUED PURSUANT TO THE LOAN AGREEMENT.

Proposal 3: Approval of the Adjournment of the Special Meeting in Order to Solicit Additional Proxies

Background of and Rationale for the Adjournment Proposal
The Board believes that, if the number of affirmative votes received from the holders of our common stock are insufficient to approve any of the other Proposals being considered at the Special Meeting, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve that proposal.
In this Proposal No. 3, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal No. 1 and/or Proposal No. 2.
Additionally, approval of this Proposal No. 3could mean that, in the event we receive proxies indicating that a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon have voted against Proposal No. 1 and/or Proposal No. 2 or abstained from voting on such proposals, we could adjourn the Special Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.
Vote Required
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such matter is required for the approval of the adjournment of the Special Meeting in order to solicit additional proxies if there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Special Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING IN ORDER TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT SHARES TO BE VOTED IN FAVOR OF ANY OF THE FOREGOING PROPOSALS AT THE TIME OF THE SPECIAL MEETING.

STOCK OWNERSHIP

Stock Ownership of Directors, Officers and Principal Stockholders

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of October 18, 2024 for:

•each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers, and directors as a group.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, and includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days of October 18, 2024. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them. The percentage of beneficial ownership in the table below is based on 287,670,922 shares of Common Stock deemed to be outstanding as of October 18, 2024. The address for each director and executive officer is c/o Gold Flora Corporation, 3165 Red Hill Avenue Costa Mesa, California, 92626.

Name and Position of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class(1)
Laurie Holcomb, Director and Chief Executive Officer	57,618,338(2)	20.03%
Michael Lau, Director	1,749,462(3)	*
Marshall Minor, Chief Financial Officer	781,932(4)	*
Rozlyn Lipsey, COO	625,144(5)	*
Judith Schvimmer, Chief Legal Officer	624,956(6)	*
Mark Castaneda, Director	168,875(7)	*
Al Foreman, Director	81,448(8)	*
Heather Molloy, Director	—	*
Jeffery Sears, Director	—	*
All directors and executive officers as a group (9 persons)	61,650,155	21.43%
5% Stockholders		*
GRHP Investments LLC	23,167,744(9)	8.05%
Gold Flora Capital LLC	56,759,248(2)	19.73%

* Less than 1%
(1) The percentages in this column are calculated based on 287,670,922 Gold Flora Corp. Shares issued and outstanding as of October 18, 2024.
(2) Consists of 56,759,248 shares of Common Stock held by Gold Flora Capital LLC and 859,090 shares of Common Stock held by Ms. Holcomb that could be obtained within 60 days of October 18, 2024 upon exercise of Options. Ms. Holcomb has sole voting and dispositive power over the shares of Common Stock held by Gold Flora Capital LLC. The principal address for Gold Flora Capital LLC is 7501 Moonstone Ct, Huntington Beach, CA, 92648.
(3) Consists of (i) 670,252 shares of Common Stock held by Mr. Lau, (ii) 34,884 shares of Common Stock held by BURR Property Mgt LLC, (iii) 410,987 shares of Common Stock and 22,341 warrants held by LUAU 01 LLC, (iv) 238,636 shares of Common Stock held by Mr. Lau that could be issued within 60 days of October 18, 2024 upon exercise of options, and (v) 372,362 shares of Common Stock held by Mounsey Family Farms LLC. Mr. Lau has sole voting and dispositive power over the shares held by BURR Property Mgt LLC and Luau 01 LLC. Mr. Lau's wife has entire interest in Mounsey Family Farms LLC. Accordingly, Mr. Lau disclaims beneficial ownership of these shares of Common Stock except to the extent of his pecuniary interest.
(4) Includes 304,660 Gold Flora Shares held by Mr. Minor and 477,272 Common Shares that could be obtained within 60 days of October 18, 2024 upon the exercise of Options held by Mr. Minor.

(5) Includes 147,872 Gold Flora Shares held by Ms. Lipsey and 477,272 Common Shares that could be obtained within 60 days of October 18, 2024 upon the exercise of Options held by Ms. Lipsey.
(6) Includes 147,872 Gold Flora Shares held by Ms. Schvimmer and 481,904 Common Shares that could be obtained within 60 days of October 18, 2024 upon the exercise of Options held by Ms. Schvimmer.
(7) Includes 168,280 Gold Flora Shares held by Mr. Castaneda.
(8) Includes 81,448 Gold Flora Shares held by Mr. Foreman. Does not include 4,086,974 Gold Flora Shares beneficially owned by affiliates of Tuatara Capital. Mr. Foreman shares voting and dispositive power of these Gold Flora Shares with two other persons. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Accordingly, Mr. Foreman is not a beneficial owner of the Gold Flora Shares held by affiliates of Tuatara Capital.
(9) Consists of 23,167,744 shares of Common Stock held by GRHP Investments LLC, for which Rich Brown serves as manager. The address for GRHP Investments LLC is 1550 Leigh Ave, San Jose, CA 95125-5301.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
We have adopted a procedure, approved by the SEC, called “householding”. Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Proxy Statement unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Proxy Statement, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Gold Flora Corporation, 3165 Red Hill Avenue Costa Mesa, CA 92626, Attention: Corporate Secretary. If you participate in householding and wish to receive a separate copy of our Proxy Statement, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above and we will promptly deliver a separate copy of our proxy materials to you.
If you are the beneficial owner of shares held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of our Proxy Statement or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our Common Stock sharing an address.
OTHER MATTERS

Pursuant to our bylaws and Delaware law, only those matters described in this Proxy Statement will be presented for action at the Special Meeting.
* * *

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Gold Flora Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The name of the Corporation is Gold Flora Corporation.

SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is July 7, 2023 (the “Certificate”).

THIRD: The Corporation hereby amends the Certificate as follows:

ARTICLE IV, Subsection (A) of the Certificate is hereby amended by adding the following paragraph at the end of such section:

“Upon the effectiveness of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation, each _______ (_) shares of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: The Certificate of Amendment shall be effective on ______ __, 20__ at 12:01 am ET.

IN WITNESS WHEREOF, Gold Flora Corporation has caused this Certificate of Amendment to be signed by its president and chief executive officer this __ day of ________, 20__.

GOLD FLORA CORPORATION

By:
Name:
Title:

APPENDIX B

GOLD FLORA CORPORATION
ATTN: CORPORATE SECRETARY
3165 RED HILL AVE.
COSTA MESA, CA 92626

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on November 25, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on November 25, 2024. Have your proxy card in hand when you call and then follow the instructions. You will need to enter your 16-digit control number.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59197-S01014 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOLD FLORA CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V59198-S01014

GOLD FLORA CORPORATION

INSTRUMENT OF PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, NOVEMBER 26, 2024

This proxy is solicited by the management of Gold Flora Corporation (the "Company") for use at the Special Meeting of Stockholders of the Company to be held virtually on November 26, 2024 at 10:00 a.m. (Pacific time), or any adjournment thereof (the "Meeting"), in the same manner, to the same extent and with the same powers as if the undersigned were personally present at the Meeting or any adjournment thereof.

You have the right to appoint a different person or company (with appropriate documentation) of your choice, who need not be a stockholder, to attend and act on your behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see below). The shares of common stock represented by this form of proxy may be voted in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the Meeting.

If you appoint the members of Company management listed below as your proxy to vote your securities, they will vote in accordance with your instructions or, if no instructions are given, in accordance with the Board of Directors, recommendations set out below. If you appoint someone other than the members of management listed below to serve as your proxy to vote your securities, you must provide your appointed proxy with your 16-digit control number so your proxy can vote at the meeting.

If the shares of common stock are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this form of proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this form of proxy with signing capacity stated may be required.

This instrument of proxy will not be valid and not be acted upon or voted unless it is completed as outlined herein and delivered to the attention of Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York, USA 11717, prior to 11:59 P.M., EDT on November 25, 2024 (or 11:59 P.M. on the day, excluding Saturdays, Sundays and holidays, before any adjournment or postponement of the Meeting at which the proxy is to be used).

Appointment of Proxy:
I/We being the registered stockholder(s) of **Gold Flora Corporation**, hereby appoint
Laurie Holcomb and **Marshall Minor**, or either of them, both officers of the Company; OR

Print the name of the person you are appointing if this person is someone other than Laurie Holcomb and Marshall Minor:

[ ]

as my/our proxy with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, in the discretion of such proxy) and to otherwise act for the undersigned in their discretion on all other matters that may properly come before the Meeting and without limiting the general authorization and power hereby given, the person(s) named above are specifically directed to vote the shares of common stock of the Company registered in the name of the undersigned stockholder as follows:

The Board of Directors recommends a vote "FOR" the matters described in Proposals 1, 2 and 3 on the reverse side.

Continued and to be signed on reverse side